Exhibit 99.2
Third Quarter 2008 Results Supplemental Information November 4, 2008

"Safe Harbor" Statement Caution Concerning Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. In some cases, you can identify those so-called "forward-looking statements" by words such as "may," "will," "should," "expects," "plans," "anticipates," "believes," "estimates," "predicts," "potential," or "continue," or the negative of those words and other comparable words. We wish to take advantage of "safe harbor" provided for by the Private Securities Litigation Reform Act of 1995 and we caution you that actual events or results may differ materially from the expectations we express in our forward-looking statements as a result of various risks and uncertainties, many of which are beyond our control. Factors that could cause our actual results to differ materially from these forward-looking statements, include: (1) changes in laws and regulations, (2) changes in the competitive environment, (3) changes in technology, (4) franchise related matters, (5) market conditions that may adversely affect the availability of debt and equity financing for working capital, capital expenditures or other purposes, (6) demand for the programming content we distribute or continued access to programming content, (7) general economic conditions, and (8) other risks described from time to time in reports and other documents we file with the Securities and Exchange Commission. Non-GAAP Financial Measures This presentation contains certain non-GAAP financial measures. Definitions and reconciliations between the non-GAAP financial measures and the GAAP financial measures are available on the company's Web site at www.rcn.com.

Highlights Continued revenue, EBITDA and customer growth Consolidated EBITDA margin expands to 27% RCN Metro Margin > 30% Analog crush acceleration underway Solid liquidity position Diverse portfolio mitigates risk and creates opportunity Revenue EBITDA +20% Y-o-Y +34% Y-o-Y ($ in millions)

Residential / SMB Update Revenue +6%; EBITDA +12% Consistent customer growth Key metrics remain strong $111 ARPC 68% Bundle rate Investing for future growth Analog crush launched in all metro markets Expanding HD / International content Additional HSD bandwidth Advanced back office tools Customers Digital Penetration (1) Calculated based on total basic video customers (Customers in 000s)

RCN Metro Update Revenue +9%; EBITDA +34% (1) On-net focus drives higher margins Broad regional footprint, best available service levels, and route diversity create differentiated value proposition Robust product offering High capacity / availability, low latency, redundant transport All broadband - no voice or video Diverse, high-end customer base Supporting mission critical customer applications ~ 6,500 fiber route miles > 1,200 on-net points of presence Y-o-Y growth rates include pro forma 2007 NEON revenue and EBITDA.

2008 Key Initiatives Update Target profitable growth across all business units Expand "Analog Crush" project to all metro markets Launch new CRM & e-Commerce platforms Drive EBITDA margin expansion towards 30% target Generate positive free cash flow Evaluate strategic investments Make Smart Investments to Drive Growth and Shareholder Value Status Underway Underway Underway

Consolidated Results Revenue ($ in millions) EBITDA +20% Y-o-Y +34% Y-o-Y EBITDA Margin YTD EBITDA Mix $156 $184 $187 $38 $47 $50 Note: Totals may not add due to rounding.

Residential / SMB Results Revenue ($ in millions, RGUs in 000s) EBITDA +6% Y-o-Y 12% Y-o-Y Note: Totals may not add due to rounding. Capex RGUs $30 $25 $27

Revenue RCN Metro Results ($ in millions) EBITDA +9% Y-o-Y (1) +34% Y-o-Y (1) $40 $10 Capex Pro Forma NEON Pro Forma NEON Y-o-Y growth rates and EBITDA margins include pro forma 2007 NEON revenue and EBITDA. Note: Totals may not add due to rounding. Revenue Mix Pro Forma NEON $7 (1) (1)

Liquidity / Debt Position Free Cash Flow (YTD) Cash & Short Term Investments Debt / Leverage Ratios(1) Debt Maturity Profile Calculated on a trailing 12 month basis pro forma for NEON Note: Totals may not add due to rounding. ($ in millions) 4.0x 3.7x Total Debt / Leverage Net Debt / Net Leverage

2008 Outlook Revenue $730 - $740 $738 - $742 EBITDA $190 - $200 $191 - $195 CAPEX ~ $125 ~ $125 ($ in millions) Previous Current